                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ____________

                                 FORM 8-K/A (1)

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):  July 15, 1997


                                 Discreet Logic Inc.
                                 -------------------
             (Exact name of Registrant as specified in its charter)


         Quebec                          0-26100           98-0150790
-----------------------------           ---------         ------------
(State or other jurisdiction           (Commission       (IRS Employer
       of Incorporation)               File Number)    Identification No.)

           10 Duke Street
       Montreal, Quebec, Canada                              H3C 2L7
----------------------------------------                  ------------
(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code:  (514) 393-1616

__________________

(1) This Report amends the Registrant's Report on Form 8-K originally filed on July 30, 1997 with the Securities and Exchange Commission.
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Item 2.    Acquisition or Disposition of Assets

     On July 15, 1997, Discreet Logic Inc. ("Discreet") acquired all of the outstanding shares of the capital stock of D-Vision Systems, Inc., an Illinois corporation ("D-Vision"), pursuant to that certain Stock Purchase Agreement dated as of July 10, 1997 (the "Stock Purchase Agreement"), by and among Discreet, D-Vision, the former stockholders of D-Vision and certain other individuals (the "Acquisition").

     As a result of the Acquisition, Discreet acquired the D-Vision OnLINE and PRO software products for non-linear video and digital media editing solutions, including related know-how and goodwill.

     The purchase price was paid in a combination of 555,000 newly issued Discreet common shares and approximately $10.75 million in cash. Discreet will be filing a resale registration statement with respect to the 555,000 Discreet common shares issued in connection with the Acquisition. In addition, approximately $4.0 million of the cash consideration is being held in escrow until September 30, 1999, subject to (i) earlier release from escrow of up to $1.9 million on September 30, 1998, and (ii) the resolution of indemnification claims made by Discreet pursuant to the Stock Purchase Agreement.

     The Acquisition was accounted for as a purchase. A substantial portion of the purchase price, net liabilities of D-Vision and transaction costs was allocated to purchased in-process research and development for which Discreet expects to incur a one-time charge against earnings in the range of $20 million to $21 million, or $.70 to $.73 per share, in the quarter ending September 30, 1997.

     The terms of the transaction and the consideration received by the D-Vision stockholders were the result of arms'-length negotiations between the representatives of Discreet and D-Vision. The terms of the transaction are more fully described in the Stock Purchase Agreement, Registration Rights Agreement and Escrow Agreement, copies of which are filed as Exhibit 2.1, 2.2, 2.3, respectively to this Discreet's Current Report on Form 8-K dated July 15, 1997 and are incorporated herein by reference.

     The Acquisition of D-Vision is part of Discreet's new multi-platform software initiative which includes the formation of two new product development groups: Discreet Logic Systems Group and the Discreet Logic Software Group. The new product organization is part of Discreet's strategy to develop a comprehensive business model of selling software across Apple Macintosh, Microsoft Windows NT and UNIX platforms, in addition to its existing fully integrated real-time turnkey systems solutions.
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Certain Factors that May Affect Future Results

     Information provided by Discreet from time to time, including statements in this Form 8-K which are not historical facts, constitute forward looking statements that involve risks and uncertainties and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and the releases of the Securities and Exchange Commission. Actual results of operations in connection with the Acquisition of D-Vision may vary significantly based on a number of factors, including the integration of the D-Vision software products into Discreet's product line, including the recently acquired Denim software products, market acceptance of D-Vision's products, successful penetration of new markets for institutional customers and professional consumers, the impact of the Acquisition on the Company's current business, the timely development and acceptance of new products, the impact of competitive products and pricing, the timely development and release of products by strategic suppliers, and other risks discussed from time to time in Discreet's other filings with the Securities and Exchange Commission.

Item 7.    Financial Statements and Exhibits

(a)  Financial Statements of Business Acquired.

     The following financial statements of D-Vision, together with the report thereon manually signed by Arthur Andersen LLP, appear as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by this reference:

     Consolidated Balance Sheet as of June 30, 1997.

     Consolidated Statement of Operations for the year ended June 30, 1997.

     Consolidated Statement of Stockholders' Deficit

     Consolidated Statement of Cash Flows for the year ended June 30, 1997.

     Notes to Consolidated Financial Statements

(b)  Pro Forma Financial Information.

     The following unaudited pro forma combined financial statements appear as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by this reference:

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(c)  Exhibits.


Exhibit No.                  Description
-----------                  -----------
2.1 Stock Purchase Agreement dated as of July 10, 1997 among Discreet, D-Vision, its former stockholders and certain individuals (filed as Exhibit 2.1 to Discreet's Current Report on Form 8-K dated July 15, 1997 as incorporated herein by reference)

2.2 Registration Rights Agreement dated as of July 15, 1997 among Discreet, D-Vision and its former stockholders (filed as Exhibit 2.1 to Discreet's Current Report on Form 8-K dated July 15, 1997 as incorporated herein by reference)

2.3 Escrow Agreement dated as of July 15, 1997 among Discreet, D-Vision, its former stockholders and certain individuals (filed as Exhibit 2.1 to Discreet's Current Report on Form 8-K dated July 15, 1997 as incorporated herein by reference)

23.1              Consent of Arthur Andersen LLP

99.1              Financial Statements of D-Vision Systems, Inc.

99.2              Unaudited Pro Forma Financial Statements

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    DISCREET LOGIC INC.
September 29, 1997

                                    By: /s/ Francois Plamondon
                                      _________________________
                                      Francois Plamondon
                                      Senior Vice President,
                                      Chief Financial Officer, Treasurer and
                                      Secretary



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                                 Exhibit Index
                                 -------------

Exhibit No.                  Description
-----------                  -----------
2.1 Stock Purchase Agreement dated as of July 10, 1997 among Discreet, D-Vision, its former stockholders and certain individuals (filed as Exhibit 2.1 to Discreet's Current Report on Form 8-K dated July 15, 1997 as incorporated herein by reference)

2.2 Registration Rights Agreement dated as of July 15, 1997 among Discreet, D-Vision and its former stockholders (filed as Exhibit 2.1 to Discreet's Current Report on Form 8-K dated July 15, 1997 as incorporated herein by reference)

2.3 Escrow Agreement dated as of July 15, 1997 among Discreet, D-Vision, its former stockholders and certain individuals (filed as Exhibit 2.1 to Discreet's Current Report on Form 8-K dated July 15, 1997 as incorporated herein by reference)

23.1              Consent of Arthur Andersen LLP

99.1              Financial Statements of D-Vision Systems, Inc.

99.2              Unaudited Pro Forma Financial Statements